Exhibit 99.1

Medidata Reports Record Full-Year and Fourth Quarter 2017 Results

  Full-year total revenue of $545.5 million, representing 18% year-over-year growth
  Full-year GAAP net income of $44.4 million, or $0.74 per diluted share, up 53% year-over-year
  Total multi-year unadjusted subscription backlog1 of $1.0 billion as of December 31, 2017, up 39% year-over-year
  Provides 2018 total revenue guidance between $624 and $648 million

NEW YORK--(BUSINESS WIRE)--February 8, 2018--Medidata (NASDAQ:MDSO) today announced its financial results for the fourth quarter and full year 2017 and provided detailed financial guidance for the full year 2018.

“We had an exceptional year in 2017, driven by strong financial and operational execution, and the largest increase in total multi-year subscription backlog in our history," said Tarek Sherif, Medidata's chairman and chief executive officer. "Medidata’s expanding market opportunity in clinical development is being driven by an explosion of new potential cures, increasingly complex clinical trials and an evolving regulatory environment. Our strategy and R&D investments continue to pay off as we see high demand for our eClinical capabilities and pioneering analytics, none of which competitors can offer on a unified platform.”

Fourth Quarter 2017 Results

  Total revenue for the fourth quarter of 2017 was $141.2 million, an increase of $16.7 million, or 13%, compared with $124.5 million in the fourth quarter of 2016. Subscription revenue was $119.8 million, an increase of $13.8 million, or 13%, compared with the same period last year. Professional services revenue for the fourth quarter of 2017 was $21.5 million, an increase of $3.0 million, or 16%, compared with $18.5 million in the fourth quarter of 2016.
  GAAP gross margin for the fourth quarter of 2017 was 76.8%, up 60 basis points compared with 76.2% in the fourth quarter of 2016.
  GAAP operating income for the quarter was $16.5 million, compared with $17.5 million in the fourth quarter of 2016. Non-GAAP operating income2 for the fourth quarter of 2017 increased to $36.6 million, from $31.9 million a year ago.
  GAAP operating income margin was 11.7% in the fourth quarter of 2017, compared with 14.1% in the fourth quarter of 2016. Non-GAAP operating income margin2 was 25.9% in the fourth quarter of 2017, compared with 25.7% in the fourth quarter of 2016.
  GAAP net income for the fourth quarter of 2017 was $13.8 million, or $0.23 per diluted share, up 27% compared with $10.8 million, or $0.19 per diluted share, in the fourth quarter of 2016. Adjusted non-GAAP net income2 for the fourth quarter of 2017 was $24.5 million, or $0.41 per diluted share, up 28% compared with $19.2 million, or $0.33 per diluted share, in the fourth quarter of 2016. See the non-GAAP reconciliation included in this release for full details of the non-GAAP adjustments.

  Cash flow from operations was $30.2 million in the fourth quarter of 2017, compared with $40.4 million a year ago.

Full-Year 2017 Results

  Total revenue for the full-year 2017 was $545.5 million, an increase of $82.1 million, or 18%, compared with $463.4 million in 2016. Subscription revenue was $459.5 million, an increase of $65.3 million, or 17%, over 2016. Professional services revenue for the full-year 2017 was $86.0 million, an increase of $16.9 million, or 24%, compared with $69.1 million in 2016.
  GAAP gross margin for the full-year 2017 was 76.8%, up 110 basis points compared with 75.7% in 2016.
  GAAP operating income3 for the full-year 2017 was $64.3 million, up 28% compared with $50.2 million in 2016. Non-GAAP operating income2 for the full-year increased to $131.8 million, up 23% compared with $106.7 million a year ago.
  GAAP operating income margin was 11.8% in 2017, up 100 basis points compared with 10.8% in 2016. Non-GAAP operating income margin2 was 24.2% in 2017, up 120 basis points compared with 23.0% in 2016
  GAAP net income3 for the full-year 2017 was $44.4 million, or $0.74 per diluted share, up 53% compared with $29.0 million, or $0.51 per diluted share, in 2016. Adjusted non-GAAP net income2 for the full-year 2017 was $81.7 million, or $1.37 per diluted share, up 30% compared with $62.8 million, or $1.10 per diluted share, in 2016. See the non-GAAP reconciliation included in this release for full details of the non-GAAP adjustments.
  Cash flow from operations was $121.7 million for the full-year 2017, an increase of $32.9 million, or 37%, compared with $88.8 million in 2016.
  Total cash, cash equivalents, and marketable securities were $663.3 million at the end of 2017, an increase of $148.1 million, or 29%, compared with $515.2 million on December 31, 2016.

Additional Highlights:

  Adjusted 2018 subscription backlog4 as of December 31, 2017 was $480 million, an increase of $76 million, or 19%, compared with $404 million a year ago. Adjusted subscription backlog, together with professional services revenue guidance, provides 90% coverage of total revenue based on the midpoint of our full-year 2018 total revenue guidance range.
  Total multi-year subscription backlog1 as of December 31, 2017 was $1,036 million, an increase of $291 million, or 39%, compared with $745 million a year ago.
  Revenue retention rate5 remained over 99%.
  Medidata launched its new Strategic Monitoring suite, which is the only industry solution designed to both meet and exceed the newest European regulations for risk management (ICH E6 (R2)). Six enterprise customers have implemented the new suite. In addition, TESARO, a leading oncology biopharmaceutical company selected it in the fourth quarter.
  Medidata is leading the industry with breakthrough, next-generation data and analytics innovations. In the fourth quarter, the company’s Synthetic Control offering was recognized with a prestigious SCRIP Award for Best Technological Development in Clinical Trials - Sponsor Focused, and named the PM360 Innovation Product of the Year for 2017.

“I am pleased with our performance in 2017. We made solid progress in building scale and operational strength, and achieved a significant milestone with over $1 billion in total subscription backlog,” said Rouven Bergmann, Medidata’s chief financial officer. “We enter 2018 with good visibility to achieve our targets. We are confident about our long-term opportunity creating value for our customers and shareholders.”

Financial Outlook

For the full-year 2018, the Company now expects:

  Total revenue between $624 and $648 million, representing 17% year-over-year growth6 at the midpoint.
  Subscription revenue between $531 and $555 million, representing 19% growth at the midpoint.
  Professional services revenue of approximately $93 million.
  GAAP operating income between $63.5 and $73.5 million. Non-GAAP operating income7, which excludes the impact of depreciation, amortization of intangible assets, and stock-based compensation expense, between $157 and $167 million.
  GAAP net income between $42 and $50 million. Adjusted non-GAAP net income7, which excludes the impact of stock-based compensation, non-cash interest expense associated with convertible senior notes, and amortization, tax-effected at a 25% rate, between $98.5 and $106.5 million.
  While changes in the stock price could change the fully diluted share count, Medidata is assuming 61 million fully diluted shares.

The operating and net income measures above reflect Medidata’s non-GAAP financial guidance and the corresponding GAAP equivalents to its guidance.

Conference Call

The company plans to host its investor conference call today at 8:00 a.m. Eastern time. The investor conference call will be available via live webcast on the “Investor” section of Medidata’s website at http://investor.mdsol.com. To participate by telephone, domestic participants may dial 877-303-2528 and international participants may dial 847-829-0023. Those interested in participating in the conference call should dial in at least 10 minutes prior to the call to register. Participants can also join the call via a simultaneous live audio webcast, which will be made available on the “Investor” section of Medidata’s website at http://investor.mdsol.com. A replay of the conference call can be accessed until Thursday, February 22, 2018 by dialing 800-585-8367 domestically or 404-537-3406 internationally, with the passcode 3294637. An archive of the call will also be hosted on the “Investor” section of Medidata’s website, http://investor.mdsol.com, for a limited period of time.

About Medidata

Medidata's unified platform, pioneering analytics, and unrivaled expertise power the development of new therapies for over 1,000 pharmaceutical companies, biotech, medical device firms, academic medical centers and contract research organizations around the world. The Medidata Clinical Cloud® connects patients, physicians and life sciences professionals. Companies on the Medidata platform are individually and collaboratively reinventing the way research is done to create smarter, more precise treatments. For more information: www.mdsol.com

Cautionary Statement

Certain statements made in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Medidata Solutions, Inc. (“Medidata”), including, but not limited to, statements about Medidata’s forecast of financial performance, products and services, business model, strategy and growth opportunities, and competitive position. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, risks associated with possible fluctuations in our financial and operating results; errors, interruptions or delays in our service or our web hosting; integration activities, performance and financial impact of acquired companies; our ability to continue to release, and gain customer acceptance of, new and improved versions of our products; changes in our sales and implementation cycles; competition; our ability to retain and expand our customer base or increase new business from those customers; our ability to hire, retain, and motivate our employees and manage our growth; regulatory developments; litigation; and general developments in the economy. For additional disclosure regarding these and other risks faced by Medidata, see disclosures contained in Medidata’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Medidata’s Annual Report on Form 10-K for the year ended December 31, 2016. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Medidata undertakes no obligation to update such statements as a result of new information.

(1) Total multi-year subscription backlog is unadjusted for renewals.

(2) Non-GAAP Financial Information
Medidata provides non-GAAP operating income, net income, and net income per share applicable to common stockholders data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Non-GAAP operating income excludes the impact of depreciation, amortization of intangible assets associated with acquisitions, stock-based compensation expense, wire transaction recovery, and adjustments to the fair value of contingent consideration. Adjusted non-GAAP net income excludes the tax-effected impact of amortization of intangible assets associated with acquisitions, stock-based compensation expense, non-cash interest expense, wire transaction recovery, and adjustments to the fair value of contingent consideration. Management uses these non-GAAP measures to evaluate its financial results, develop budgets, manage expenditures, and as an important factor in determining variable compensation. In addition, investors frequently have requested information from management regarding depreciation, amortization, and other non-cash charges, such as share-based compensation, and management believes, based on discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Medidata’s historical and projected future financial performance. While management believes these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of non-GAAP financial measures. One limitation of non-GAAP operating income is that it excludes depreciation and amortization, which represents the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Medidata compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP results, which are attached to this press release.

(3) On September 18, 2014, Medidata discovered that it had been the subject of a fraud involving the transfer of $4.8 million to an overseas account. Medidata commenced legal action, alleging that its insurer had wrongly denied coverage with regard to the loss. On July 21, 2017, the United States District Court for the Southern District of New York granted Medidata’s motion for summary judgment, and denied the insurer’s motion. In light of this ruling, operating costs and expenses for the full year ended December 31, 2017 include recognition of the amount that is probable to be recovered, up to the amount of the originally recorded loss. Any potential recovery amounts that are in excess of the amount of the loss, such as interest, have not been recognized.

(4) Adjusted subscription backlog equals subscription backlog plus outstanding intra-year renewals valued at an amount equal to the contracts to be renewed.

(5) Revenue retention rate is calculated as the percentage of prior year revenue attributable to customers retained in the current year.

(6) Growth rates based on 2017 revenue after full retrospective adoption of Accounting Standards Codification (ASC) 606. Supplemental information about the anticipated impact of ASC 605 to 606 transition on prior period results is attached to this press release.

(7) A tabular reconciliation of forward-looking non-GAAP financial measures to the most comparable forward-looking GAAP measures is attached to this press release.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Revenues
Subscription	$119,756	$105,981	$459,528	$394,269
Professional services	21,461	18,491	86,004	69,112
Total revenues	141,217	124,472	545,532	463,381
Cost of revenues (1)(2)
Subscription	17,958	16,112	69,235	62,136
Professional services	14,747	13,544	57,558	50,473
Total cost of revenues	32,705	29,656	126,793	112,609
Gross profit	108,512	94,816	418,739	350,772
Operating costs and expenses
Research and development (1)	36,536	28,072	138,564	112,595
Sales and marketing (1)(2)	31,952	28,434	126,273	109,290
General and administrative (1)	23,552	20,812	94,324	78,678
Wire transaction recovery (3)	—	—	(4,770)	—
Total operating costs and expenses	92,040	77,318	354,391	300,563
Operating income	16,472	17,498	64,348	50,209
Interest and other income (expense)
Interest expense	(4,648)	(4,758)	(17,765)	(17,288)
Interest income	1,687	1,573	5,717	4,382
Other (expense) income, net	(66)	19	(73)	11
Total interest and other expense, net	(3,027)	(3,166)	(12,121)	(12,895)
Income before income taxes	13,445	14,332	52,227	37,314
Provision for income taxes	(323)	3,492	7,847	8,331
Net income	$13,768	$10,840	$44,380	$28,983
Earnings per share
Basic	$0.24	$0.19	$0.79	$0.52
Diluted	$0.23	$0.19	$0.74	$0.51
Weighted average common shares outstanding
Basic	56,724	55,783	56,473	55,492
Diluted	60,245	57,637	59,765	57,249
(1) Stock-based compensation expense included in cost of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,306	$822	$4,873	$4,425
Research and development	3,580	2,414	13,314	9,223
Sales and marketing	1,958	1,725	6,833	7,074
General and administrative	5,947	5,042	22,793	20,436
Total stock-based compensation	$12,791	$10,003	$47,813	$41,158
(2) Amortization of intangible assets included in costs of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,094	$314	$3,664	$1,021
Sales and marketing	120	83	441	276
Total amortization of intangible assets	$1,214	$397	$4,105	$1,297
(3) Operating costs and expenses for the twelve months ended December 31, 2017 include the probable insurance recovery of amounts associated with the previously recognized 2014 wire transaction loss.

MEDIDATA SOLUTIONS, INC.
Reconciliation of GAAP Operating Income and GAAP Net Income to Non-GAAP Operating Income and Adjusted Non-GAAP Net Income (Unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Operating income:
GAAP operating income	$16,472	$17,498	$64,348	$50,209
GAAP operating margins	11.7%	14.1%	11.8%	10.8%
Stock-based compensation	12,791	10,003	47,813	41,158
Depreciation and amortization	7,135	4,448	24,053	15,349
Wire transaction recovery (1)	—	—	(4,770)	—
Contingent consideration adjustment (2)	159	—	319	—
Non-GAAP operating income	$36,557	$31,949	$131,763	$106,716
Non-GAAP operating margins	25.9%	25.7%	24.2%	23.0%
Net income:
GAAP net income	$13,768	$10,840	$44,380	$28,983
Stock-based compensation	12,791	10,003	47,813	41,158
Amortization	1,214	397	4,105	1,297
Wire transaction recovery (1)	—	—	(4,770)	—
Contingent consideration adjustment (2)	159	—	319	—
Non-cash interest expense (3)	3,762	3,550	14,706	13,914
Tax impact on add-back items (4)	(7,170)	(5,580)	(24,869)	(22,548)
Adjusted non-GAAP net income	$24,524	$19,210	$81,684	$62,804
GAAP basic earnings per share	$0.24	$0.19	$0.79	$0.52
GAAP diluted earnings per share	$0.23	$0.19	$0.74	$0.51
Adjusted Non-GAAP basic earnings per share	$0.43	$0.34	$1.45	$1.13
Adjusted Non-GAAP diluted earnings per share	$0.41	$0.33	$1.37	$1.10

(1) Operating costs and expenses for the twelve months ended December 31, 2017 include the probable insurance recovery of amounts associated with the previously recognized 2014 wire transaction loss. We exclude these amounts for the purposes of calculating non-GAAP operating income and adjusted non-GAAP net income because we believe they are not indicative of our continuing operations or meaningful when comparing current to past results.

(2) Amount represents the change in fair value of acquisition-related contingent consideration liabilities.

(3) Non-cash interest expense includes amortization of debt discount and issuance costs on our 1.00% convertible senior notes issued in 2013 and amortization of issuance costs on our credit agreement entered into in 2017. We exclude this incremental non-cash interest expense for purposes of calculating adjusted non-GAAP net income. We believe that excluding these expenses from our non-GAAP measures is useful to investors because such incremental non-cash interest expense does not generate a cash outflow, nor do the debt issuance costs represent a cash outflow except in the period of issuance; therefore both are not indicative of our continuing operations.

(4) Tax impact calculated using a 40% tax rate.

The table above presents a reconciliation of GAAP to non-GAAP operating income, net income, and net income per share applicable to common stockholders for the three and twelve months ended December 31, 2017 and 2016. Non-GAAP operating income excludes the impact of stock-based compensation, depreciation, amortization of intangible assets associated with acquisitions, wire transaction recovery, and adjustments to the fair value of contingent consideration. Adjusted non-GAAP net income excludes the tax-affected impact of stock-based compensation, amortization of intangible assets associated with acquisitions, wire transaction recovery, adjustments to the fair value of contingent consideration, and non-cash interest expense.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Amounts in thousands, except per share data)

	December 31,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$237,325	$93,519
Marketable securities	246,967	281,285
Accounts receivable, net of allowance for doubtful accounts of $1,454 and $1,041, respectively	110,685	115,216
Prepaid commission expense	5,352	1,842
Prepaid expenses and other current assets	37,287	20,382
Deferred income taxes	—	6,536
Total current assets	637,616	518,780
Restricted cash	5,518	5,760
Furniture, fixtures and equipment, net	88,091	58,461
Marketable securities, long-term	179,041	140,418
Goodwill	47,435	30,780
Intangible assets, net	17,587	5,090
Deferred income taxes, long-term	40,847	40,415
Other assets	29,979	18,181
Total assets	$1,046,114	$817,885
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$5,009	$6,202
Accrued payroll and other compensation	32,537	29,260
Accrued expenses and other	31,041	20,958
Deferred revenue	77,434	75,911
1.00% convertible senior notes, net	278,094	—
Total current liabilities	424,115	132,331
Noncurrent liabilities:
1.00% convertible senior notes, net	—	263,401
Term loan, net	97,841	—
Deferred revenue, less current portion	5,256	1,703
Deferred tax liabilities	99	322
Other long-term liabilities	21,371	18,138
Total noncurrent liabilities	124,567	283,564
Total liabilities	548,682	415,895
Commitments and contingencies
Stockholders' equity:
Preferred stock, par value $0.01 per share; 5,000 shares authorized, none issued and outstanding	—	—
Common stock, par value $0.01 per share; 200,000 shares authorized; 62,801 and 61,393 shares issued; 58,607 and 57,733 shares outstanding, respectively	628	614
Additional paid-in capital	486,147	418,497
Treasury stock, 4,194 and 3,660 shares, respectively	(132,705)	(114,204)
Accumulated other comprehensive loss	(3,377)	(5,276)
Retained earnings	146,739	102,359
Total stockholders' equity	497,432	401,990
Total liabilities and stockholders' equity	$1,046,114	$817,885

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Amounts in thousands)
	Twelve Months Ended December 31,
	2017	2016
Cash flows from operating activities
Net income	$44,380	$28,983
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,053	15,349
Stock-based compensation	47,813	41,158
Amortization of discounts or premiums on marketable securities	1,438	2,757
Deferred income taxes	3,296	5,895
Amortization of debt issuance costs	1,291	1,278
Amortization of debt discount	13,415	12,636
Provision for doubtful accounts	1,089	1,116
Loss on fixed asset disposal	72	3
Changes in fair value of contingent consideration	319	—
Changes in operating assets and liabilities:
Accounts receivable	4,043	(25,172)
Prepaid commission expense	(7,094)	(2,108)
Prepaid expenses and other current assets	(17,986)	185
Other assets	(1,270)	(8,735)
Accounts payable	(3,014)	2,825
Accrued payroll and other compensation	2,089	7,343
Accrued expenses and other	1,751	14,220
Deferred revenue	4,851	(1,050)
Other long-term liabilities	1,210	(7,914)
Net cash provided by operating activities	121,746	88,769
Cash flows from investing activities
Purchase of furniture, fixtures and equipment	(44,621)	(25,656)
Purchase of available-for-sale securities	(303,641)	(266,361)
Proceeds from sale of available-for-sale securities	297,297	271,796
Acquisition of businesses, net of cash acquired	(22,941)	(17,186)
Purchase of cost method investment	(4,124)	(4,000)
Net cash used in investing activities	(78,030)	(41,407)	(1)
Cash flows from financing activities
Proceeds from exercise of stock options	10,207	5,495
Proceeds from employee stock purchase plan	9,378	6,864
Acquisition of treasury stock	(18,499)	(15,570)
Repayment of notes payable	—	(100)
Borrowings under term loan facility	100,000	—
Payments of credit facility financing costs	(1,997)	—
Net cash provided by (used in) financing activities	99,089	(3,311)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	759	(244)
Net increase in cash, cash equivalents and restricted cash	143,564	43,807
Cash, cash equivalents and restricted cash – Beginning of period	99,279	55,472	(1)
Cash, cash equivalents and restricted cash – End of period	$242,843	$99,279	(1)
(1) As a result of our early adoption of ASU. No. 2016-18 during the first quarter of 2017, the consolidated statement of cash flows for the twelve months ended December 31, 2016 has been adjusted to include restricted cash in beginning- and end-of-period cash.

MEDIDATA SOLUTIONS, INC.
Reconciliation of Forward-Looking GAAP Operating Income Guidance and GAAP Net Income Guidance to Non-GAAP Operating Income Guidance and Adjusted Non-GAAP Net Income Guidance (Unaudited)
(Amounts in millions)
Estimated Full-Year
2018
GAAP operating income:	$63.5 - $73.5
Stock-based compensation (1)	60.0
Depreciation and amortization (1)	33.0
Contingent consideration adjustment (1)	0.5
Non-GAAP operating income	$157.0 - $167.0

GAAP net income:	$42.0 - $50.0
Stock-based compensation (1)	60.0
Amortization (1)	5.0
Non-cash interest expense (1)	10.0
Contingent consideration adjustment (1)	0.5
Tax impact on add-back items (2)	(19.0)
Adjusted non-GAAP net income	$98.5 - $106.5

(1) Represents the estimated midpoint of our guidance range.
(2) Tax impact estimated using a 25% rate.

MEDIDATA SOLUTIONS, INC.
Anticipated Impact of Transition from ASC 605 to ASC 606
(Unaudited)
(Amounts in thousands, except per share data)

	Twelve Months Ended December 31, 2017			Twelve Months Ended December 31, 2016
	As Reported Under ASC 605	Anticipated Under ASC 606	Change	As Reported Under ASC 605	Anticipated Under ASC 606	Change
GAAP results:
Revenues
Subscription	$459,528	$457,824	$(1,704)	$394,269	$388,997	$(5,272)
Professional services	86,004	86,381	377	69,112	69,496	384
Total revenues	$545,532	$544,205	$(1,327)	$463,381	$458,493	$(4,888)

Operating costs and expenses
Sales and marketing	$126,273	$124,138	$(2,135)	$109,290	$105,925	$(3,365)

Operating income	$64,348	$65,156	$808	$50,209	$48,686	$(1,523)
Operating margin	11.8%	12.0%	0.2%	10.8%	10.6%	(0.2)%

Provision for income taxes	$7,847	$5,459	$(2,388)	$8,331	$7,782	$(549)

Net income	$44,380	$47,576	$3,196	$28,983	$28,009	$(974)

Earnings per share
Basic	$0.79	$0.84	$0.05	$0.52	$0.50	$(0.02)
Diluted	$0.74	$0.80	$0.06	$0.51	$0.49	$(0.02)

Non-GAAP metrics:
Non-GAAP operating income	$131,763	$132,571	$808	$106,716	$105,193	$(1,523)
Non-GAAP operating margin	24.2%	24.4%	0.2%	23.0%	22.9%	(0.1)%

Adjusted non-GAAP net income	$81,684	$84,880	$3,196	$62,804	$61,830	$(974)
Adjusted non-GAAP basic earnings per share	$1.45	$1.50	$0.05	$1.13	$1.11	$0.02
Adjusted non-GAAP diluted earnings per share	$1.37	$1.42	$0.05	$1.10	$1.08	$0.02

The table above presents the anticipated impact of our January 1, 2018 full retrospective adoption of the new revenue guidance in Accounting Standards Codification ("ASC") 606 on the affected line items of our consolidated statements of operations for the twelve months ended December 31, 2017 and 2016. This information is provided as a supplement to our consolidated statements of operations to enable investors to understand the relationship between our historical results as reported under ASC 605 and our forward-looking guidance under ASC 606.

MEDIDATA SOLUTIONS, INC.
Anticipated Impact of Transition from ASC 605 to ASC 606 (Unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended March 31,			Three Months Ended June 30,			Three Months Ended September 30,			Three Months Ended December 31,
	2017			2017			2017			2017

	As Reported Under ASC 605	Anticipated Under ASC 606	Change	As Reported Under ASC 605	Anticipated Under ASC 606	Change	As Reported Under ASC 605	Anticipated Under ASC 606	Change	As Reported Under ASC 605	Anticipated Under ASC 606	Change
GAAP results:
Revenues
Subscription	$107,070	$107,893	$823	$114,291	$112,904	$(1,387)	$118,411	$117,271	$(1,140)	$119,756	$119,756	$—
Professional services	19,751	19,751	—	23,123	23,123	—	21,669	21,674	5	21,461	21,833	372
Total revenues	$126,821	$127,644	$823	$137,414	$136,027	$(1,387)	$140,080	$138,945	$(1,135)	$141,217	$141,589	$372

Operating costs and expenses
Sales and marketing	$30,109	$30,226	$117	$32,784	$32,479	$(305)	$31,428	$29,996	$(1,432)	$31,952	$31,437	$(515)

Operating income	$12,173	$12,879	$706	$13,743	$12,661	$(1,082)	$21,960	$22,257	$297	$16,472	$17,359	$887
Operating margin	9.6%	10.1%	0.5%	10.0%	9.3%	(0.7)%	15.7%	16.0%	0.3%	11.7%	12.3%	0.6%

Provision for income taxes	$(501)	$(257)	$244	$2,438	$2,065	$(373)	$6,233	$6,331	$98	$(323)	$(2,680)	$(2,357)

Net income	$9,518	$9,980	$462	$8,250	$7,541	$(709)	$12,844	$13,043	$199	$13,768	$17,012	$3,244

Earnings per share
Basic	$0.17	$0.18	$0.01	$0.15	$0.13	$(0.02)	$0.23	$0.23	$—	$0.24	$0.30	$0.06
Diluted	$0.16	$0.17	$0.01	$0.14	$0.13	$(0.01)	$0.21	$0.22	$0.01	$0.23	$0.28	$0.05

Non-GAAP metrics:
Non-GAAP operating income	$26,970	$27,676	$706	$32,082	$31,000	$(1,082)	$36,154	$36,451	$297	$36,557	$37,444	$887
Non-GAAP operating margin	21.3%	21.7%	0.4%	23.3%	22.8%	(0.5)%	25.8%	26.2%	0.4%	25.9%	26.4%	0.5%

Adjusted non-GAAP net income	$18,192	$18,654	$462	$18,773	$18,064	$(709)	$20,195	$20,394	$199	$24,524	$27,768	$3,244
Adjusted non-GAAP basic earnings per share	$0.32	$0.33	$0.01	$0.33	$0.32	$(0.01)	$0.36	$0.36	$—	$0.43	$0.49	$0.06
Adjusted non-GAAP diluted earnings per share	$0.31	$0.32	$0.01	$0.31	$0.30	$(0.01)	$0.33	$0.34	$0.01	$0.41	$0.46	$0.05

The table above presents the anticipated impact of our January 1, 2018 full retrospective adoption of the new revenue guidance in ASC 606 on the affected line items of our consolidated statements of operations for the three-month periods ended March 31, 2017; June 30, 2017; September 30, 2017; and December 31, 2017. This information is provided as a supplement to our consolidated statements of operations to enable investors to understand the relationship between our historical results as reported under ASC 605 and our forward-looking guidance under ASC 606.

MEDIDATA SOLUTIONS, INC.
Anticipated Impact of Transition from ASC 605 to ASC 606 (Unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended March 31,			Three Months Ended June 30,			Three Months Ended September 30,			Three Months Ended December 31,
	2016			2016			2016			2016

	As Reported Under ASC 605	Anticipated Under ASC 606	Change	As Reported Under ASC 605	Anticipated Under ASC 606	Change	As Reported Under ASC 605	Anticipated Under ASC 606	Change	As Reported Under ASC 605	Anticipated Under ASC 606	Change
GAAP results:
Revenues
Subscription	$89,968	$91,223	$1,255	$96,760	$96,333	$(427)	$101,560	$100,462	$(1,098)	$105,981	$100,979	$(5,002)
Professional services	14,270	14,270	—	17,850	17,935	85	18,501	18,501	—	18,491	18,790	299
Total revenues	$104,238	$105,493	$1,255	$114,610	$114,268	$(342)	$120,061	$118,963	$(1,098)	$124,472	$119,769	$(4,703)

Operating costs and expenses
Sales and marketing	$25,458	$24,489	$(969)	$27,609	$26,121	$(1,488)	$27,789	$25,977	$(1,812)	$28,434	$29,338	$904

Operating income	$6,638	$8,862	$2,224	$11,146	$12,292	$1,146	$14,927	$15,641	$714	$17,498	$11,891	$(5,607)
Operating margin	6.4%	8.4%	2.0%	9.7%	10.8%	1.1%	12.4%	13.1%	0.7%	14.1%	9.9%	(4.2)%

Provision for income taxes	$(1,196)	$(141)	$1,055	$1,688	$2,235	$547	$4,347	$4,866	$519	$3,492	$822	$(2,670)

Net income	$4,575	$5,744	$1,169	$6,210	$6,809	$599	$7,358	$7,553	$195	$10,840	$7,903	$(2,937)

Earnings per share
Basic	$0.08	$0.10	$0.02	$0.11	$0.12	$0.01	$0.13	$0.14	$0.01	$0.19	$0.14	$(0.05)
Diluted	$0.08	$0.10	$0.02	$0.11	$0.12	$0.01	$0.13	$0.13	$—	$0.19	$0.14	$(0.05)

Non-GAAP metrics:
Non-GAAP operating income	$20,105	$22,329	$2,224	$25,359	$26,505	$1,146	$29,303	$30,017	$714	$31,949	$26,342	$(5,607)
Non-GAAP operating margin	19.3%	21.2%	1.9%	22.1%	23.2%	1.1%	24.4%	25.2%	0.8%	25.7%	22.0%	(3.7)%

Adjusted non-GAAP net income	$12,832	$14,001	$1,169	$14,790	$15,389	$599	$15,972	$16,167	$195	$19,210	$16,273	$(2,937)
Adjusted non-GAAP basic earnings per share	$0.23	$0.25	$0.02	$0.27	$0.28	$0.01	$0.29	$0.29	$—	$0.34	$0.29	$(0.05)
Adjusted non-GAAP diluted earnings per share	$0.23	$0.25	$0.02	$0.26	$0.27	$0.01	$0.28	$0.28	$—	$0.33	$0.28	$(0.05)

The table above presents the anticipated impact of our January 1, 2018 full retrospective adoption of the new revenue guidance in ASC 606 on the affected line items of our consolidated statements of operations for the three-month periods ended March 31, 2016; June 30, 2016; September 30, 2016; and December 31, 2016. This information is provided as a supplement to our consolidated statements of operations to enable investors to understand the relationship between our historical results as reported under ASC 605 and our forward-looking guidance under ASC 606.

CONTACT:
Medidata Solutions
Investors:
Betsy Frank, 917-522-4620
bfrank@mdsol.com
or
Media:
Erik Snider, 646-362-2997
esnider@mdsol.com